› Drew Industries Incorporated



DREW INDUSTRIES INCORPORATED

A Leading National Supplier of a Wide Variety of Components for RVs and Manufactured Homes

DW LISTED NYSE

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel based components and aluminum) and other components, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, availability and costs of labor, employee retention, inventory levels of retail dealers and manufacturers, levels of repossessed products for which we sell our components, changes in zoning regulations for manufactured homes, seasonality and cyclicality in the industries to which we sell our products, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the pace of and successful integration of acquisitions, realization of efficiency improvements, the successful entry into new markets, the costs of compliance with increased governmental regulation, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2013, and in our subsequent filings with the Securities and Exchange Commission. We disclaim any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

SECTION 1

Overview

Drew's Segments – LTM 6/2014



Net Sales - $1,083 million
MH = $117 million
11%
RV = $965 million
89%
Segment Operating Profit - $96 million
MH = $11 million
11%
RV = $85 million
89%

DREW INDUSTRIES INCORPORATED

Drew's Products – Components for RVs and Manufactured Homes

Net Sales of $1,083 Million for the 12 Months Ended June 30, 2014



RV Furniture and Mattresses: $118 million
RV Chassis, Slide-outs and Other Chassis Parts: $519 million
MH Chassis and Chassis Parts: $37 million
Other Products: $74 million
Axles and Suspension Products: $80 million
RV Segment Windows and Doors: $191 million
MH Segment Windows and Doors: $64 million
11%
3%
7%
7%
18%
6%
48%

Financial Performance



Net Sales
RV Segment net sales
MH Segment net sales
EBITDA
EBITDA
Net Sales and EBITDA (1) (in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$125
$100
$75
$50
$25
$0
2001 $255 $108 $147
2002 $325 $171 $154
2003 $354 $220 $134
2004 $531 $348 $183
2005 $669 $448 $221
2006 $729 $509 $220
2007 $669 $492 $177
2008 $511 $368 $143
2009 $398 $313 $85
2010 $573 $477 $96
2011 $681 $571 $110
2012 $901 $781 $120
2013 $1,016 $894 $122
LTM 6/14 $1,083 $965 $117

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see supplemental schedule).

DREW INDUSTRIES INCORPORATED

DREW
INDUSTRIES INCORPORATED

MANAGEMENT TEAM



JASON LIPPERT, CEO

> 19+ years with Drew



SCOTT MERENESS, PRESIDENT

> 19+ years with Drew



JOE GIORDANO, CFO & TREASURER

> 11+ years with Drew

> Average tenure of senior management 13+ years with Drew

SECTION 2

RV Industry

› RV Market

Towable RVs

(Approximately 81% of Drew's RV Segment net sales)



88% of industry 2013 unit sales

62% of 2013 wholesale dollar sales, or $8.1 billion

Retail cost $4,000 to $100,000 per unit. Average about $29,000

Motorhomes

(Approximately 6% of Drew's RV Segment net sales)



12% of industry 2013 unit sales

38% of 2013 wholesale dollar sales, or $4.9 billion

Retail cost $41,000 to $400,000+ per unit. Average about $128,000

DREW INDUSTRIES INCORPORATED

Camper Market



38%
Active Campers
39,520,000*



54%
Tent Campers
21,340,800

11,310,000	Camp Every Year (53%)
3,414,000	Camp Every Other Year (16%)
6,615,000	Camp Every Few Years (31%)



23%
RV Campers
9,089,600

6,090,000	Camp Every Year (68%)
818,000	Camp Every Other Year (9%)
2,090,000	Camp Every Few Years (23%)



19%
Cabin Campers
7,508,800

3,454,000	Camp Every Year (45%)
1,727,000	Camp Every Other Year (23%)
2,402,000	Camp Every Few Years (32%)

DREW INDUSTRIES INCORPORATED

* All other (4%) 1,580,800, Statistics provided by KOA 2014.

Why We are Optimistic



More economical family vacations

- Typical RV family vacation is 23 to 59 percent less expensive for a family of four



Shift in U.S. culture toward more RV-related activities

- College and NFL football games
- NASCAR events
- More active, shorter, “greener”, & family oriented vacations



Positive demographics

- The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020, 27 percent higher than in 2010
- One in ten vehicle-owning households between 50 and 64 owns at least one RV

DREW INDUSTRIES INCORPORATED

RVs - Industry Wholesale Shipments



Approximately 81% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs
(Industry units in thousands)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
500
400
300
200
100
0
2001: 257 (157, 51, 49)
2002: 311 (196, 55, 60)
2003: 321 (214, 45, 62)
2004: 370 (254, 43, 73)
2005: 384 (281, 42, 61)
2006: 391 (293, 42, 56)
2007: 353 (262, 36, 55)
2008: 237 (185, 24, 28)
2009: 166 (138, 15, 13)
2010: 242 (199, 18, 25)
2011: 252 (213, 14, 25)
2012: 286 (243, 15, 28)
2013: 321 (268, 15, 38)
LTM 6/14: 338 (282, 14, 42)
2014 P: 349 (288, 14, 47)
RV Share Held by TTs & 5th Wheels
61% 63% 67% 69% 73% 75% 74% 78% 83% 82% 85% 85% 83% 83% 83%

Projections for 2014 are the latest published by the RVIA (Summer 2014).

RV Industry Trends



Travel Trailer and 5th Wheel RVs, Drew's primary RV market
Units
Wholesale
Retail
(Units in thousands)
300
275
250
225
200
175
150
125
100
75
50
25
0
185.1
226.4
138.3
164.3
199.2
186.0
212.9
206.0
242.9
222.8
268.0
250.7
146.6
135.7
161.1
137.6
2008
2009
2010
2011
2012
2013
Jun YTD '13
Jun YTD '14

	2008	2009	2010	2011	2012	2013	Jun YTD '13	Jun YTD '14
Dealer Inventory Change	(41.3)	(26.0)	13.2	6.9	20.1	17.3	10.9	23.5

DREW INDUSTRIES INCORPORATED

June retail sales data for RV's has not yet been published, therefore the 2014 retail data for RV's includes an estimate for June 2014 retail units.

Number of U.S. Households that Own an RV
(in Millions)


10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011

Statistics provided by RVIA Industry Profile 2013.

Demographics

(RV Consumer Demographic Profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about 5 years on average.

DREW INDUSTRIES INCORPORATED

SECTION 3

Our RV Segment

RVs - Industry Wholesale Shipments
(Compared to Drew's Performance)

Approximately 81% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs



(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
Drew RV Segment Net Sales
800
700
600
500
400
300
200
100
0
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
257
49
51
157
$108
311
60
55
196
$171
321
62
45
214
$220
370
73
254
$346
384
42
281
$448
$509
391
56
42
293
$492
353
55
36
262
$368
237
28
24
185
$313
166
15
138
$477
242
25
18
199
$571
252
25
14
213
$781
286
28
15
243
$894
321
38
15
268
338
42
14
282
$965
349
47
14
288
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
LTM 6/14
2014 P
RV Share Held by TTs & 5th Wheels
61%
63%
67%
69%
73%
75%
74%
78%
83%
82%
85%
85%
83%
83%
83%

Projections for 2014 are the latest published by the RVIA (Summer 2014).

Content Per New Towable RV

- Approximately 81% of RV Segment net sales are for Travel Trailer and Fifth-Wheel RVs
- 100% market share in existing products would yield an estimated $5,000 per Towable RV
- Growth in RV "features" drives content increases



2001-2013 average content increase = $170 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,716
$2,772

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	LTM 6/14
RV Segment operating profit margin	7.7%	8.4%	10.1%	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%	8.8%

DREW INDUSTRIES INCORPORATED

At industry production levels for the 12 months ended June 2014, each $100 increase in content adds approximately $28 million in sales for Drew.

Content Per New Motorhome RV

- Approximately 6% of RV Segment net sales are for Motorhome RVs
- 100% market share in existing products would yield an estimated $5,000 per Motorhome RV


2004-2013 average content increase = $122 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,252
$1,309
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
LTM 6/14

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	LTM 6/14
RV Segment operating profit margin	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%	8.8%

DREW INDUSTRIES INCORPORATED

At industry production levels for the 12 months ended June 2014, each $100 increase in content adds approximately $4 million in sales for Drew.

RV Segment Net Sales by Type


LTM 6/14- $965 Million
$98 million 10%
$29 million 3%
$55 million 6%
$783 million 81%
LTM 6/13- $844 Million
$84 million 10%
$23 million 3%
$41 million 5%
$696 million 82%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Adjacent Industries

DREW INDUSTRIES INCORPORATED

SECTION 4

Manufactured Housing Industry

Manufactured Housing (MH) Market

- Cost per sq. ft. is $41 for MH vs. $83 for site-built homes
- Average retail price of $60,600 for a 1,470 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety
- Studies have shown MHs built since 1995 sustain no more damage in hurricanes than site-built homes

DREW INDUSTRIES INCORPORATED

Manufactured Housing – Industry Production



Industry Units
250
200
150
100
50
0
(Industry units in thousands)
Multi-Sections
Single-Section
193
49
144
168
37
131
131
27
104
131
34
97
147
52
95
117
33
84
96
31
65
82
30
52
50
19
31
50
20
30
52
25
27
55
26
29
60
28
32
62
29
33
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
LTM 6/14
MH Share Held by Multi-Sections
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
53%
53%

There are no industry forecasts for the manufactured housing industry.

MH: Favorable Factors

- Industry Demand
  - Demand for quality, affordable housing is likely to increase
  - Baby boomers retiring in increasing numbers
  - Dealer and manufacturer inventory levels are reasonable
  - Availability of financing is still an issue, as is the weak overall housing market
- Drew
  - Drew remains profitable in MH Segment: 9.4% operating profit margin for the 12 months ended June 30, 2014

SECTION 5

Our Manufactured Housing Segment

Manufactured Housing – Industry Production
(Compared to Drew's Performance)



Industry Units
(Industry units in thousands, net sales in millions)
Drew's Net Sales
Multi-Sections
Single-Section
Drew's MH net sales
250
200
150
100
50
0
$250
$200
$150
$100
$50
$0
193
49
144
$147
168
37
131
$154
131
27
104
$134
131
34
97
$183
147
52
95
$221
117
33
84
$220
96
31
65
$177
82
30
52
$142
50
19
31
$85
50
20
30
$96
52
25
27
$111
55
26
29
$120
60
28
32
$122
62
29
33
$117
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
LTM 6/14
MH Share Held by Multi-Sections
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
53%
53%

There are no industry forecasts for the manufactured housing industry.

Content Per New Manufactured Home

100% market share in existing products would yield an estimated $4,500 per home

Affordability of the homes constrains content growth



$663
$796
$871
$1,281
$1,330
$1,666
$1,450
$1,429
$1,307
$1,368
$1,493
$1,465
$1,332
$1,249
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
LTM 6/14

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	LTM 6/14
Sections per home	1.77	1.81	1.83	1.78	1.68	1.76	1.71	1.65	1.65	1.61	1.52	1.54	1.54	1.55
MH Segment operating profit margin	9.4%	9.7%	9.2%	8.4%	8.9%	8.1%	5.8%	4.3%	0.5%	8.3%	9.8%	10.3%	9.8%	9.4%

DREW INDUSTRIES INCORPORATED

MH Segment Net Sales by Type


LTM 6/14- $117 Million
$27 million
23%
$13 million
11%
$77 million
66%
OEM
Aftermarket
Adjacent Industries


LTM 6/13 - $122 Million
$29 million
23%
$13 million
11%
$80 million
66%

DREW INDUSTRIES INCORPORATED

SECTION 6

Strategy

Business Strategy

- Maximize profitability and return on assets through
  - New product introductions
  - Market share growth
  - Operational efficiencies
  - Diversification to related industries
  - Strategic acquisitions
- This strategy accomplished through
  - Outstanding customer service
  - Motivating management through strong profit incentives
  - Low cost manufacturing:
    - Optimizing production efficiencies and implementing stringent cost controls
  - Working capital management
  - R & D efforts
  - Disciplined and patient acquisition philosophy

Expanding Our Growth Potential

Opportunities	Est. Total Market
2011 – Newly Developed Line of RV Awnings	$ 175 million
2011 – Doors and Windows for Truck Caps, Horse Trailers and Buses	$ 100 million
2011 – Cross Sell Existing Products to Boat, Livestock, Equipment, Utility and Cargo Trailer Markets, as well as Mid-Size and School Buses	$ 400 million
2011 – Sales of Replacement Parts to the RV and Manufactured Housing Aftermarkets	$ 250 million
2014 – Electronic control systems	$ 50 million
Total Market	**$ 1.0 billion**

International

During the third quarter of 2013, the Company hired a new Director of International Business Development, who will spend time in Australia, Europe and China, assessing the dynamics of the local marketplace, building relationships with manufacturers and helping the Company introduce its existing products and develop new products for those markets. Over the past several years, the Company has been gradually growing sales overseas, primarily in Europe and Australia, and export sales represented approximately 1 percent of consolidated net sales in 2013. Through this new position, the Company will explore opportunities to increase sales of its products to international markets.

Acquisition Criteria

- Drew is a disciplined and patient acquirer
- Gain market share or add products from other suppliers through acquisitions
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become an even more extensive supplier to our customers

New Products & Acquisitions

2006 2007 2008 2009 2010 2011

Acquire Trail Air: Adding RV suspension products

Acquire Happijac: Adding patented bed lifts for RVs

Acquire Coach Step: Adding electric steps for motorhomes

Acquire Extreme Engineering: Expanding specialty trailer product line

Began production of entry doors for RVs

Acquire Seating Technology: Adding furniture for RVs in Midwest market

Began production of entry doors for MH

Acquire QuickBite ™: Adding a new innovative coupler

Acquire Schwintek: Adding wall-slide mechanism and motorhome leveling devices

Acquire Level Up ™: Adding leveling system for fifth-wheel RVs

Acquire Sellers: Adding chassis customization & suspension for motorhomes & transit buses

Introduce RVLOCK remote locking product

DREW INDUSTRIES INCORPORATED

New Products & Acquisitions



2011
Acquire M-Tec: Adding components for RVs and mobile office units
Acquire Home-Style: Expanding furniture for RVs in Northwest market
Acquire EA Technologies: Expanding towable RV chassis and slide-out mechanisms
Acquire Starquest: Adding windows for truck caps, horse trailers and buses
Acquire M&M Fabricators: Expanding chassis customization operation
2012
Acquire Amerimax: Additional RV towable entry doors
Introduce RV awnings
2013
Acquire Midstates: Adding Tool & Die and automation capabilities
Acquire Fortress: Expanding specialized RV chassis
2014
Acquire Innovative Design Solutions: Electronic control systems
Acquire Star Design: Expanding plastic thermoforming
Acquire Power Gear & Kwikee: Expanding RV leveling systems, slideouts and steps

DREW INDUSTRIES INCORPORATED

2012 – 2014 Acquisitions

($ in millions)	Purchase Price	Historical Sales	Description
Amerimax	$ 1.7	$ 6	Entry doors for towable RVs
Midstates	$ 1.5	$ 2	Manufacture of tools and dies, as well as automation equipment
Fortress	$ 3.3	$ 3	Specialized RV chassis
Innovative Design Solutions(1)	$ 36.6	$ 19	Electronic control systems encompassing a wide variety of RV applications
Star Design	$ 12.2	$ 10	Thermoformed plastics products
Power Gear & Kwikee	$ 35.5	$ 28	RV leveling systems, slideouts and steps
Total	$ 90.8	$ 68	

DREW INDUSTRIES INCORPORATED

(1) Plus contingent consideration payable on future sales.

The Future







- Increasing RV content
- RV industry growth
- Demographic tailwind
- Expanding into adjacent industries
- Affordable housing recovery

THANK YOU

For more information contact

Jason D. Lippert
Chief Executive Officer
JasonL@lci1.com

Scott T. Mereness
President
ScottM@lci1.com

Joseph S. Giordano III
CFO & Treasurer
Joe@drewindustries.com

Twitter
YouTube
Facebook

www.drewindustries.com
www.lci1.com
574-535-1125

SECTION 7

Supplemental Schedules

Operating Results

Three Months Ended June 30,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2013[1]	2014[2]	Change
Net Sales	$ 287.2	$ 321.8	12%
Operating Profit	$ 26.4	$ 31.1	18%
% of Sales	9.2%	9.7%	
Net Income	$ 16.4	$ 19.9	21%
Diluted EPS	$ 0.69	$ 0.82	19%

DREW INDUSTRIES INCORPORATED

(1) Excludes executive succession. Actual 2013 operating profit was $25.7 million which was 8.9% of sales. Actual 2013 net income was $15.9 million, or diluted EPS of $0.67.

(2) Excludes loss on sale of extrusion assets. Actual 2014 operating profit was $29.1 million which was 9.0% of sales. Actual 2014 net income was $18.6 million, or diluted EPS of $0.77.

Operating Results

Six Months Ended June 30,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2013(1)	2014(2)	Change
Net Sales	$ 539.8	$ 607.2	12%
Operating Profit	$ 41.2	$ 57.2	39%
% of Sales	7.6%	9.4%	
Net Income	$ 25.4	$ 36.1	42%
Diluted EPS	$ 1.08	$ 1.49	38%

DREW INDUSTRIES INCORPORATED

(1) Excludes executive succession. Actual 2013 operating profit was $39.3 million which was 7.3% of sales. Actual 2013 net income was $24.2 million, or diluted EPS of $1.03.

(2) Excludes loss on sale of extrusion assets. Actual 2014 operating profit was $55.2 million which was 9.1% of sales. Actual 2014 net income was $34.8 million , or diluted EPS of $1.43.

Results By Segment

Three Months Ended June 30,

FINANCIAL PERFORMANCE

($ in millions)	2013	2014	Change
Net Sales:			
RV Segment	$ 253.1	$ 289.8	15%
MH Segment	$ 34.1	$ 32.0	(6%)
Operating Profit:			
RV Segment	$ 22.6	$ 28.0	24%
MH Segment	$ 3.8	$ 3.1	(18%)
Operating Profit as a Percentage of Net Sales:			
RV Segment	8.9%	9.7%	
MH Segment	10.0%	9.3%	

DREW INDUSTRIES INCORPORATED

Results By Segment

Six Months Ended June 30,

FINANCIAL PERFORMANCE

($ in millions)	2013	2014	Change
Net Sales:			
RV Segment	$ 477.1	$ 548.9	15%
MH Segment	$ 62.7	$ 58.3	(7%)
Operating Profit:			
RV Segment	$ 34.9	$ 51.8	48%
MH Segment	$ 6.3	$ 5.4	(14%)
Operating Profit as a Percentage of Net Sales:			
RV Segment	7.3%	9.4%	
MH Segment	11.1%	9.7%	

DREW INDUSTRIES INCORPORATED

Debt Position

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the YTD Period
12/31/10	$ -	$ 44[1]	$ 44[1]	$ 22
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	$ -	$ 10[2]	$ 10[2]	$ 1
12/31/13	$ -	$ 66	$ 66	$ 5
06/30/14	$ 22	$ -	$ (22)[3]	$ 82

(1) On December 28, 2010, the Company paid a special dividend of $1.50 per share of the Company's Common Stock, or an aggregate of $33 million.

(2) On December 20, 2012, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million.

(3) On January 6, 2014, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $47 million.

DREW INDUSTRIES INCORPORATED

Balance Sheets

FINANCIAL PERFORMANCE

($ in millions)	12/31/10	12/31/11	12/31/12	12/31/13	06/30/14
Total Assets	$ 307	$ 351	$ 374	$ 453	$ 516
Total Debt	$ -	$ -	$ -	$ -	$ 22
Cash & Investments	$ 44(3)	$ 7	$ 10(4)	$ 66	$ -
Stockholders' Equity	$ 243(3)	$ 277	$ 284(4)	$ 314(5)	$ 359(5)
Days Sales in A/R(1)	13 days	17 days	14 days	16 days	21 days
Inventory Turns(2)	6.5 turns	6.2 turns	7.8 turns	7.9 turns	8.3 turns

DREW INDUSTRIES INCORPORATED

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.
(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.
(3) After cash dividend of $1.50 per share, or $33 million, paid in December 2010.
(4) After cash dividend of $2.00 per share, or $45 million, paid in December 2012.
(5) After cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

Cash Flow

Significant use of cash items since December 31, 2009	
Acquisitions (16)	$174 million
Capital expenditures	$117 million
Special dividends	$125 million
Stock repurchases	$ 2 million
Total	**$ 418 million**

DREW INDUSTRIES INCORPORATED

Cash Flow


FINANCIAL PERFORMANCE
Dividends
Capital Expenditures
Acquisitions
Operating Cash Flow
$120
$100
$80
$60
$40
$20
$-
$0
$5
$65
$74
$78
$85
$100
$63
$42
$37
$73
$83
$22
$10
$33
$50
$24
$1
$32
$45
$5
$33
$47
$82
$18
2009
2010
2011
2012
2013 (1)
2014 YTD

Cumulative operating cash flow from 2009 to present (in millions)

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

DREW INDUSTRIES INCORPORATED

Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/10	12/31/11	12/31/12	12/31/13	06/30/14
Return on Equity	11%	11%	13%	16%	18%
Return on Assets	9%	9%	10%	12%	13%
Total Debt to Equity	0.00	0.00	0.00	0.00	0.06
Total Debt to EBITDA[(1)]	0.00	0.00	0.00	0.00	0.18

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment.

DREW INDUSTRIES INCORPORATED

Reconciliation of Operating Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2010	2011	2012	2013	LTM 6/14
Operating Profit	$45.2	$48.5	$58.1	$78.3	$94.2
Depreciation & Amortization	$17.1	$20.5	$25.7	$27.5	$29.0
EBITDA	$62.5	$69.0	$83.8	$105.8	$123.2
Capital Expenditures	$10.1	$ 24.3	$32.0	$32.6	$33.0

DREW INDUSTRIES INCORPORATED

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	2010	2011	2012	2013	LTM 6/14
Net Sales:					
RV Segment	$ 477.2	$ 570.6	$ 780.9	$ 893.7	$ 965.5
MH Segment	95.6	110.6	120.2	121.9	117.5
Total Net Sales	$ 572.8	$ 681.2	$ 901.1	$1,015.6	$1,083.0
Operating Profit:					
RV Segment	$ 37.3	$ 37.7	$ 47.2	$ 68.2	$ 85.1
MH Segment	8.1	10.8	12.4	11.9	11.0
Total Segment Operating Profit	45.4	48.5	59.6	80.2	96.1
Sale of extrusion assets	-	-	-	-	(2.0)
Executive Succession	-	-	(1.5)	(1.9)	-
Total Operating Profit	$ 45.4	$ 48.5	$ 58.1	$ 78.3	$ 98.1

DREW INDUSTRIES INCORPORATED

Stock Price History

- Drew has 23.6 million shares outstanding and a market capitalization of approximately $1.01 billion as of August 4, 2014



60
50
40
30
20
10
0
$5
$8
$14
$18
$28
$26
$44
$27
$12
$6
$21
$21
$23
$32
$51
$43
2001
2002
2003
2004
2005
2006
10/5/07
2007
2008
3/9/09
2009
2010
2011
2012
2013
8/4/14

(December 31, unless noted)

DREW INDUSTRIES INCORPORATED

Analyst Coverage

- Citi Research
  - Gregory Badishkanian – (212) 816-2720
- CJS Securities
  - Dan Moore – (914) 287-7600
- Sidoti & Company, LLC
  - Scott Stember – (212) 453-7017
- Thompson Research Group
  - Kathryn Thompson – (615) 891-6206

DREW INDUSTRIES INCORPORATED